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Exhibit 32.2

Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Form 10-Q of Fog Cutter Capital Group Inc. for the quarter ended June 30, 2003, I, R. Scott Stevenson, Senior Vice President and Chief Financial Officer of Fog Cutter Capital Group Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)such Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)the information contained in such Form 10-Q for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Fog Cutter Capital Group Inc.

        This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q.

August 4, 2003 Date	/s/ R. SCOTT STEVENSON R. Scott Stevenson Senior Vice President and Chief Financial Officer

        A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
Section 906 Certification CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350